Calvert Cash Reserves
                        Prospectus dated January 31, 2000
                      Date of supplement November 15, 2000


The section entitled "When Your Account Will be Credited" on page 4 of the prospectus is amended to state the following:

     Your purchase will be processed at the NAV calculated after your order is received. A telephone order placed to Calvert Institutional Marketing Group by 3:00 p.m. Eastern time will receive the dividend on Fund shares declared that day if federal funds are received by the custodian by 5 p.m. Eastern time. Telephone orders placed after 3:00 p.m. will begin earning dividends on Fund shares the next business day. If no telephone order is placed, investments begin earning dividends the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone.